UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2008

NNN 2002 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-51098	75-3060438
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2008, we, through NNN Congress Center, LLC, of which we own a 42.5% membership interest, along with GREIT-Congress Center, LLC and NNN Congress Center 1, LLC, NNN Congress Center 2, LLC, NNN Congress Center 3, LLC, NNN Congress Center 4, LLC, NNN Congress Center 5, LLC, NNN Congress Center 6, LLC, NNN Congress Center 7, LLC, NNN Congress Center 8, LLC, NNN Congress Center 9, LLC, NNN Congress Center 10, LLC, NNN Congress Center 11, LLC, NNN Congress Center 12, LLC, NNN Congress Center 13, LLC, NNN Congress Center 14, LLC and NNN Congress Center 15, LLC, or collectively the Unaffiliated TIC Investors, entered into an Agreement for Purchase and Sale of Real Property, or the Agreement, for the sale of Congress Center, located in Chicago, Illinois, or the Congress Center property, to FSP Congress Center LLC, an unaffiliated third party, or the Buyer, for a sales price of $130,000,000. NNN Congress Center, LLC, GREIT-Congress Center, LLC and the Unaffiliated TIC Investors are collectively referred to as the Seller. Our manager, Grubb & Ellis Realty Investors, LLC, is also the manager of the Unaffiliated TIC Investors and NNN Congress Center, LLC, and also serves as the advisor to G REIT Liquidating Trust, which owns GREIT-Congress Center, LLC. We own, through NNN Congress Center, LLC, a 12.3% interest in the Congress Center property.

The material terms of the Agreement include: (i) an initial deposit from the Buyer in the amount of $1,300,000 within three days of execution of the Agreement, and an additional deposit of $1,300,000 within one day after the expiration of the inspection period, (ii) the sale of the Congress Center property being subject to the approval of the Unaffiliated TIC Investors, (iii) the Buyer having the right to be reimbursed its expenses, up to $75,000, should the Unaffiliated TIC Investors not approve the sale, (iv) the requirement of lender approval of the assumption of the existing mortgage debt on the Congress Center property by the Buyer, (v) the Buyer having sole discretion in approving the terms and conditions of the loan assumption documents, and (vi) the Seller receiving a credit from Buyer for any impounds, credits and reserves held by lender and assigned to Buyer at close of escrow. The Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements. The closing is expected to occur during the first quarter of 2009, however, we can provide no assurance that we will be able to complete the sale of the Congress Center property in the anticipated time frame, or at all.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2002 Value Fund, LLC

November 6, 2008	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: President of Grubb & Ellis Realty Investors, LLC, the Manager of NNN 2002 Value Fund, LLC